Exhibit 99.1

NOTE CONVERSION AGREEMENT

THIS NOTE CONVERSION AGREEMENT (this “Agreement”) is made as of this 12th day of January, 2015 by and among Auxilio, Inc., a Nevada corporation (“Auxilio”), Delphiis, Inc., a California corporation and a wholly-owned subsidiary of Auxilio (“Delphiis”), and Mike Gentile, an individual (“Gentile”).  Auxilio, Delphiis and Gentile are individually referred to as a “Party” and collectively referred to as the “Parties.”

WHEREAS, the Parties entered into that certain Amended and Restated Promissory Note dated as of July 1, 2014 (the “Note”).

WHEREAS, pursuant to the terms of the Note, Delphiis is obligated to pay Gentile the principal amount of $257,835.17 on or before July 31, 2016, subject to the terms and conditions of the Note (the “Debt”).

WHEREAS, Gentile desires to convert the Debt into shares of Auxilio common stock at a conversion price of $1.00 per share which represents the 10 day average closing price of Auxilio’s common stock prior to the date that Mr. Gentile elected to convert and Auxilio’s Board of Directors approved the conversion of the Debt, and Auxilio is willing to allow such conversion, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the terms, conditions and agreements contained in this Agreement, the parties agree as follows:

1.	Conversion of Debt; Issuance of Shares.

A.           Conversion of Debt.  Gentile hereby converts the Note into 257,835 shares of Auxilio’s common stock (the “Shares”), in full satisfaction of Delphiis’ and/or Auxilio’s obligation to repay the Debt.  Auxilio agrees to issue and deliver the Shares to Gentile at the address set forth on the signature page of this Agreement.

B.           Restricted Securities.

i.
Securities Act Restrictions.  The issuance of the Shares will not be registered, and the Shares shall be characterized as “restricted securities” under the federal securities laws, and under such laws the Shares may be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”) only in certain limited circumstances.

ii.	Bookings Restrictions. Gentile also acknowledges and agrees that 128,917 of the Shares (or any interest therein) may not be sold or transferred in any private or public market until Delphiis reaches an aggregate value of Bookings (as hereinafter defined) equal to One Million Five Hundred Thousand Dollars ($1,500,000.00) measured from July 1, 2014, forward. Further, the remaining 128,917 shares (or any interest therein) may not be sold or transferred until Delphiis reaches an aggregate value of Bookings equal to Four Million Dollars ($4,000,000.00). For purposes of this Agreement, “Bookings” shall mean signed contracts with customers of Delphiis resulting in future revenue/contract value, and the restriction on sale and transfer imposed by this subsection shall be referred to as the “Bookings Restriction.” Notwithstanding the Bookings Restriction set forth in this Section 1.B.ii, and subject to restrictions imposed by the Securities Act, Gentile shall be entitled to sell any remaining unsold Shares on or after July 1, 2016, at which time the Bookings Restrictions shall terminate.

C.           Certificates.  Each certificate evidencing Shares to be issued hereunder shall bear a legend in substantially the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT OR THE ISSUER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE ISSUER, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT.

IN ADDITION, THE SECURITIES ARE SUBJECT TO CERTAIN RESTRICTIONS UNDER THAT CERTAIN NOTE CONVERSION AGREEMENT ENTERED INTO IN CONNECTION WITH THE ISSUANCE OF THIS CERTIFICATE, A COPY OF WHICH IS ON FILE WITH AUXILIO, INC.

Gentile acknowledges and agrees that, in addition to the Bookings Restriction, as “restricted securities,” the Shares issued hereunder may not be transferred, hypothecated, sold or otherwise disposed of until (i) a registration statement with respect to such securities is declared effective under the Securities Act, or (ii) Auxilio receives an opinion of counsel for the holder(s) of such Shares, reasonably satisfactory to counsel for Auxilio, that an exemption from the registration requirements of the Securities Act is available.

2.           Gentile’s Representations and Warranties.  Gentile hereby acknowledges, represents and warrants to, and agrees with, Auxilio as follows:

A.           Gentile is acquiring the Shares for Gentile’s own account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares.

B.           Gentile acknowledges his understanding that the issuance of the Shares is intended to be exempt from registration under the Securities Act by virtue of Section 4(a)(2) of the Securities Act.

C.           Gentile has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in Auxilio.

D.           Gentile is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Act (17 C.F.R. 230.501(a)).

E.           Gentile has made an independent investigation of Auxilio’s business, is an employee of Auxilio, and has been provided an opportunity to obtain additional information concerning Auxilio as he deems necessary to make an investment decision and all other information to the extent Auxilio possesses such information or can acquire it without unreasonable effort or expense.

F.           Gentile represents, warrants and agrees that he will not sell or otherwise transfer the Shares unless registered under the Securities Act or in reliance upon an exemption therefrom, and fully understands and agrees that he must bear the economic risk of his purchase for an indefinite period of time because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws  of such states or an exemption from such registration is available.  Gentile also understands that Auxilio is under no obligation to register the Shares on his behalf or to assist Gentile in complying with any exemption from registration under the Securities Act.  Gentile further understands that sales or transfers of the Shares are restricted by the provisions of state securities laws.

G.           Gentile has not transferred or assigned an interest in the Debt to any third party.

H.           The foregoing representations, warranties and agreements shall survive the delivery of the Shares under this Agreement.

3.           Auxilio Representations and Warranties. Auxilio hereby acknowledges, represents and warrants to, and agrees with Gentile as follows:

A.           Auxilio, has been duly organized, is validly existing and is in good standing under the laws of the State of Nevada. Auxilio has full corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by Auxilio and is a valid and binding obligation of  Auxilio, enforceable against Auxilio in accordance with its terms, except as such enforcement may be limited by the United States Bankruptcy Code and laws effecting shareholders rights, generally.

B.           Subject to the performance by Gentile of his obligations under this Agreement and the accuracy of the representations and warranties of Gentile, the issuance of the Shares will be exempt from the registration requirements of the Securities Act.

C.           The execution and delivery by Auxilio of, and the performance by Auxilio of its obligations under, this Agreement in accordance with the terms of this Agreement will not contravene any provision of applicable law or the charter documents of Auxilio or any agreement or other instrument binding upon Auxilio, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over Auxilio, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by Auxilio of its obligations under this Agreement in accordance with the terms of this Agreement.

4.           Release. Upon the delivery of the consideration to Gentile set forth in Section 1 of this Agreement, Gentile releases and forever discharges Auxilio and Delphiis of and from any and all manner of actions, suits, debts, sums of money, contracts, agreements, claims and demands at law or in equity, that Gentile had, or may have, arising from or in any way relating to the Debt.

5.           Miscellaneous.

A.           Modification.   Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the Party against whom any waiver, change, discharge or termination is sought.

B.           Notices.   Any notice, demand or other communication which any Party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

C.           Counterparts.   This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the Parties, notwithstanding that all Parties are not signatories to the same counterpart.

D.           Binding Effect.   Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Parties and their heirs, executors, administrators, successors, legal representatives and assigns.

E.           Entire Agreement.   This instrument contains the entire agreement of the Parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

F.           Applicable Law.   This Agreement shall be governed and construed under the laws of the State of California.

IN WITNESS WHEREOF, the Parties have caused this Note Conversion Agreement to be executed and delivered by their respective officers, thereunto duly authorized.

AUXILIO, INC.

By:/s/ Joseph J. Flynn
Name: Joseph J. Flynn
Title: President & CEO

DELPHIIS, INC.

By: /s/ Paul Anthony
Name: Paul Anthony
Title: President

MIKE GENTILE

/s/ Mike Gentile

Address: ______________________
 ______________________
 ______________________